SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549





                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: May 27, 1997




                                   SIGNET BANK
             (Exact name of registrant as specified in its charter)
               (Administrator of Signet Student Loan Trust 1996-A)







           Virginia                   33-94846-01               54-1088621
(State or other jurisdiction of       (Commission             (IRS Employer
        incorporation)                File Number)         Identification No.)



7 North Eighth Street, Richmond, Virginia                         23219
   (Address of principal executive offices)                     (Zip Code)



              (Registrant's telephone number, including area code):
                                 (804) 771-7060



                     The exhibit index is located on page 4.

Item 5              Other Events.

                    On May 27, 1997 the Signet Student Loan Trust 1996-A made its monthly distribution of funds to holders of the Trust's Floating Rate Asset Backed Notes and Floating Rate Asset Backed Certificates and distributed the Statement to Noteholders and Certificateholders, filed herewith as an Exhibit to this Form 8-K, to the Certificateholders and Noteholders of record.

Item 7 (c)          Exhibits.

                    The  following  are filed as exhibits  to this Report  under
                    Exhibit 1:

                    Signet Student Loan Trust 1996-A Statement to Noteholders and Certificateholders for the period from April 1, 1997 to April 30, 1997.


                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 SIGNET STUDENT LOAN TRUST 1996-A

                                 By:    SIGNET BANK




                                 By:  /s/ Suzanne Bachman
                                    -------------------------
                                      Suzanne Bachman
                                      Senior Vice President


Date:  May 27, 1997

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549













                                    EXHIBITS

                                       TO

                                    FORM 8-K









                                   SIGNET BANK
             (Exact name of registrant as specified in its charter)
               (Administrator of Signet Student Loan Trust 1996-A)

                                INDEX TO EXHIBITS






Exhibit
Number            Exhibits


     1 Signet Student Loan Trust 1996-A Statement to Noteholders and Certificateholders for the period April 1, 1997 to April 30, 1997.